UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21682

Sterling Capital Variable Insurance Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

E.G. Purcell III, President Sterling Capital Variable Insurance Funds 434 Fayetteville Street Raleigh, NC 27601-0575

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Sterling Capital Variable Insurance Funds

Sterling Capital Select Equity VIF (formerly known as BB&T Select Equity VIF)

Performance Overview 12/31/2001 - 12/31/2011

Growth of a $10,000 investment

Portfolio Manager

Stephen L. Morgan, CFA

Executive Director & Select Equity Portfolio Manager

Sterling Capital Management LLC

Average Annual Returns

	1 Year	5 Years	10 Years
Sterling Capital Select Equity VIF	-4.04%	-5.60%	0.89%
S&P 500® Index	2.11%	-0.25%	2.92%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The returns include the Fund level expenses, but do not include fees charged by participating insurance companies. These charges and fees will reduce returns. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between January 1, 2011 and December 31, 2011?

A. The Fund returned -4.04%. That compared to a 2.11% return for its benchmark, the S&P 500® Index.1

Q. What factors affected the Fund’s performance?

A. Equity markets were flat for the year. Markets demonstrated very high volatility as investors confronted multiple issues, including the slow U.S. economic recovery and the euro zone crisis. These negative factors were somewhat mitigated by attractive valuations for high-quality companies and the Federal Reserve’s accommodative monetary policy.2

During much of the year, the Fund held underweight positions in the utilities, consumer staples and telecommunications sectors. These sectors typically include higher yielding stocks, which performed relatively well in the sluggish economic environment. As a result, the Fund’s underweight positions dragged on performance relative to the benchmark index.2

Late in the third quarter, the Fund increased exposure to growth-

oriented stocks with defensive characteristics. These portfolio changes helped the Fund’s absolute and relative performance in the fourth quarter.2

An underweight position in the financial sector also aided the Fund’s performance relative to its benchmark, as risk-averse investors avoided the sector in a flight to safety. In addition, an overweight position in healthcare stocks boosted relative performance, as investors sought the sector’s attractive dividend yields and defensive qualities.2

[1]

The Fund is measured against the S&P 500® Index, a widely recognized, unmanaged index of common stocks. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2011, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

2

Sterling Capital Strategic Allocation Equity VIF (formerly known as BB&T Capital Manager Equity VIF)

Performance Overview 12/31/2001 - 12/31/2011

Growth of a $10,000 investment

Portfolio Management Team

Managed by Sterling Capital Balanced Portfolio Management Team

Average Annual Returns

	1 Year	5 Years	10 Years
Sterling Capital Strategic Allocation Equity VIF	-7.32%	-3.41%	1.41%
S&P 500® Index	2.11%	-0.25%	2.92%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The returns include the Fund level expenses, but do not include fees charged by participating insurance companies. These charges and fees will reduce returns. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk. The Fund is primarily concentrated in underlying funds and is therefore subject to the same risks the under lying funds and bears a portion of the expenses of the underlying funds. The underlying funds invest in equity securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between January 1, 2011 and December 31, 2011?

A. The Fund returned -7.32%. That compared to a 2.11% return for the S&P 500® Index.¹

Q. What factors affected the Fund’s performance?

A. At a global level, equities posted negative returns for the year. Investors were concerned about European sovereign debt problems and the risks posed to global economic growth. Nevertheless, U.S. stocks outperformed non-U.S. stocks as a result of the continued, albeit slow-paced, U.S. economic recovery.2

The Fund’s relative performance suffered from its allocations to non-U.S. developed equities and emerging markets equities, which represented 20% and 10% of its total portfolio, respectively. Together, those holdings were the Fund’s primary detractors. The Russell Developed ex-U.S. Index and the Russell Emerging Markets Index returned -12.65% and -19.40%, respectively, during the period.2

An overweight allocation to commodities relative to the benchmark also dragged on the Fund’s relative returns. Commodity-related investments, which made up 5% of the total portfolio during the period under review, returned -13.32% during the period, as measured by the Dow Jones-UBS Commodity Index.2

The Fund’s relative performance benefited from an overweight allocation in real estate investment trusts (“REITs”), which represented 5% of the total portfolio. The Dow Jones Equity All REIT Index returned 7.54% for the year.2

[1]

The Fund is measured against the S&P 500® Index, a widely recognized, unmanaged index of common stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2011, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

3

Sterling Capital Special Opportunities VIF (formerly known as BB&T Special Opportunities Equity VIF)

Performance Overview 7/22/2004 - 12/31/2011

Growth of a $10,000 investment

Portfolio Manager

George F. Shipp, CFA

Chief Investment Officer

Scott & Stringfellow, LLC

Average Annual Returns (Inception 7/22/2004)

	1 Year	5 Years	Since Inception
Sterling Capital Special Opportunities VIF	-3.53%	3.88%	9.34%
S&P 500® Index	2.11%	-0.25%	3.92%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The inception date used for the S&P 500® Index was 07/31/04. The returns include the Fund level expenses, but do not include fees charged by participating insurance companies. These charges and fees will reduce returns. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the Fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between January 1, 2011 and December 31, 2011?

A. The Fund returned -3.53%. That compared to a 2.11% return for its benchmark, the S&P 500® Index.¹

Q. What factors affected the Fund’s performance?

A. The 12-month period proved to be a see-saw year for stocks. Strong corporate profits boosted the market, particularly in the first third of the year. However, anxiety about European and U.S. sovereign credit downgrades caused investor sentiment to turn negative halfway through the period. Concerns about the potential negative impacts of fiscal austerity measures further contributed to investor unease.2

Earnings grew solidly, however, with an estimated 17% increase for the S&P 500® Index during 2011. The Fund’s holdings posted even better earnings, with an average 21% increase, excluding two companies that more than doubled their profit. Yet investor uncertainty and skepticism weighed heavily on markets. As a result, valuations declined, and the market’s price-to-earnings ratio fell about 15%.2

Large cap issues significantly outperformed smaller companies over the period, and the Fund lagged its benchmark due in part to specific small cap holdings. In particular, the Fund’s worst performers included a manufacturer of meters to monitor electricity and gas consumption, a low-cost airline, a global fruit company and a defense electronics maker.2

The Fund’s historical preference for faster growing securities over high-yielding securities further contributed to its poor relative performance, as high-dividend paying stocks outperformed the market in 2011. However, ownership of a regulated utility company mitigated some of this negative impact.2

Strategic sector selection improved the Fund’s performance relative to its benchmark. Financials, basic materials and industrials were three of the worst performing sectors in 2011. The Fund held underweight positions in each of these sectors, relative to its benchmark.2

[1]

The Fund is measured against the S&P 500® Index, a widely recognized, unmanaged index of common stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2011, and is subject to change.

4

Sterling Capital Total Return Bond VIF (formerly known as BB&T Total Return Bond VIF)

Performance Overview 7/22/2004 - 12/31/2011

Growth of a $10,000 investment

Portfolio Manager

Mark Montgomery, CFA

Managing Director and Fixed Income Portfolio Manager

Sterling Capital Management LLC

Average Annual Returns (Inception 7/22/2004)

	1 Year	5 Years	Since Inception
Sterling Capital Total Return Bond VIF	6.10%	6.43%	5.32%
Barclays Capital U.S. Aggregate Bond Index	7.84%	37.01%	5.72%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The inception date used for the Barclays Capital U.S. Aggregate Bond Index was 07/31/04. The returns include the Fund level expenses, but do not include fees charged by participating insurance companies. These charges and fees will reduce returns. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value tends to react in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between January 1, 2011 and December 31, 2011?

A. The Fund gained 6.10%. That compared to a 7.84% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.1

Q. What factors affected the Fund’s performance?

A. Over the course of the period, investors grew increasingly concerned about the slower than expected growth of the U.S. economy and the continued issues surrounding the European sovereign debt crisis. Investors’ resulting flight to quality caused bonds yields to fall and bond prices to rise. These factors contributed to the Fund’s positive absolute return.2

The Fund’s relative performance suffered from its overweight exposure to the corporate sector. An increase in credit risk premiums in that sector depressed prices. Furthermore, the Fund’s allocation within the corporate sector favored financials, which further contributed to the Fund’s underperformance relative to the benchmark. The financial sector was particularly hard hit by investor concerns related to the European sovereign debt crisis.2

The Fund’s relative performance benefited from its overweight exposure to commercial mortgage-backed securities, which outperformed the broader fixed income market on a duration-adjusted basis. Additionally, an overweight exposure to municipal bonds helped the Fund benefit from a compression of municipal bond risk premiums, which helped this sector outperform the broader market.2

[1]

The Fund is measured against Barclays Capital U.S. Aggregate Bond Index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2011, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

5

Sterling Capital Variable Insurance Funds

S ummary of Portfolio Holdings (Unaudited)

December 31, 2011

Each Sterling CapitalVariable Insurance Fund’s portfolio composition was as follows at December 31, 2011:

Sterling Capital Select Equity VIF	Percentage of net assets
Consumer Discretionary	9.2%
Consumer Staples	9.7%
Energy	13.4%
Financials	12.4%
Health Care	15.0%
Industrials	9.5%
Information Technology	21.7%
Materials	4.0%
Telecommunication Services	1.9%
Exchange Traded Funds	1.0%
Cash Equivalents	1.5%

99.3%

Sterling Capital Strategic Allocation Equity VIF
Sterling Capital Equity Income Fund, Institutional Class	6.7%
Sterling Capital Equity Index Fund, Institutional Class	1.0%
Sterling Capital International Fund, Institutional Class	9.7%
Sterling Capital Mid Value Fund, Institutional Class	9.1%
Sterling Capital Select Equity Fund, Institutional Class	18.2%
Sterling Capital Small Value Fund, Institutional Class	2.2%
Sterling Capital Special Opportunities Fund, Institutional Class	4.2%
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	1.4%
Non-Affiliated Investment Companies	9.2%
Exchange Traded Funds	38.5%

100.2%

Sterling Capital Special Opportunities VIF
Consumer Discretionary	11.8%
Consumer Staples	5.9%
Energy	7.8%
Financials	5.4%
Health Care	23.2%
Industrials	1.6%
Information Technology	28.8%
Materials	8.5%
Cash Equivalents	7.9%

100.9%

Sterling Capital Total Return Bond VIF
Asset Backed Securities	1.9%
Collateralized Mortgage Obligations	11.2%
Commercial Mortgage-Backed Securities	9.7%
Corporate Bonds	34.6%
Mortgage-Backed Securities	30.3%
Municipal Bonds	5.9%
Preferred Stocks	1.2%
U.S. Treasury Notes	3.6%
Cash Equivalents	2.3%

100.7%

Sterling Capital Variable Insurance Funds

E xpense Example (Unaudited)

December 31, 2011

As a shareholder of the Sterling Capital Variable Insurance Funds (formerly BB&T Variable Insurance Funds), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Sterling Capital Variable Insurance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from

July 1, 2011 through December 31, 2011.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period 7/1/11 - 12/31/11*	Expense Ratio During Period 7/1/11 - 12/31/11
Sterling Capital Select Equity VIF	$1,000.00	$934.70	$4.83	0.99%
Sterling Capital Strategic Allocation Equity VIF	1,000.00	887.80	3.33	0.70%
Sterling Capital Special Opportunities VIF	1,000.00	923.00	6.20	1.28%
Sterling Capital Total Return Bond VIF	1,000.00	1,032.60	5.48	1.07%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year). Expenses shown do not include annuity contract fees.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Sterling Capital Variable Insurance Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period 7/1/11 - 12/31/11*	Expense Ratio During Period 7/1/11 - 12/31/11
Sterling Capital Select Equity VIF	$1,000.00	$1,020.21	$5.04	0.99%
Sterling Capital Strategic Allocation Equity VIF	1,000.00	1,021.68	3.57	0.70%
Sterling Capital Special Opportunities VIF	1,000.00	1,018.75	6.51	1.28%
Sterling Capital Total Return Bond VIF	1,000.00	1,019.81	5.45	1.07%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year). Expenses shown do not include annuity contract fees.

Sterling Capital Select Equity VIF

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value
COMMON STOCKS (96.8%)
	Consumer Discretionary (9.2%)
18,600	Comcast Corp., Class A	$441,006
6,300	Kohl’s Corp.	310,905
15,000	Lowe’s Cos., Inc.	380,700
7,260	Target Corp.	371,857
12,000	Walt Disney Co. (The)	450,000

		1,954,468

	Consumer Staples (9.7%)
4,040	Coca-Cola Co. (The)	282,679
2,600	CVS Caremark Corp.	106,028
4,860	Kellogg Co.	245,770
4,470	Kraft Foods, Inc., Class A.	166,999
7,800	PepsiCo, Inc.	517,530
4,800	Procter & Gamble Co. (The)	320,208
7,350	Sysco Corp.	215,575
3,750	Wal-Mart Stores, Inc.	224,100

		2,078,889

	Energy (13.4%)
7,440	Baker Hughes, Inc.	361,882
9,170	Cenovus Energy, Inc.	304,444
3,750	Chevron Corp.	399,000
2,690	ConocoPhillips	196,020
9,000	Exxon Mobil Corp.	762,840
6,500	Schlumberger, Ltd.	444,015
13,150	Suncor Energy, Inc.	379,115

		2,847,316

	Financials (12.4%)
1,950	American Express Co.	91,981
5,100	Berkshire Hathaway, Inc., Class B(a)	389,130
15,300	JPMorgan Chase & Co.	508,725
10,500	MetLife, Inc.	327,390
3,600	T. Rowe Price Group, Inc.	205,020
5,510	Travelers Cos., Inc. (The)	326,027
15,500	Wells Fargo & Co.	427,180
19,500	Weyerhaeuser Co., REIT	364,065

		2,639,518

	Health Care (15.0%)
3,750	Amgen, Inc.	240,788
9,490	Express Scripts, Inc.(a)	424,108
4,430	Johnson & Johnson	290,519
9,900	Medtronic, Inc.	378,675
12,950	Merck & Co., Inc.	488,215
13,400	Pfizer, Inc.	289,976
12,860	St. Jude Medical, Inc.	441,098
7,440	Stryker Corp.	369,842
5,190	UnitedHealth Group, Inc.	263,029

		3,186,250

	Industrials (9.5%)
4,290	FedEx Corp.	358,258
38,600	General Electric Co.	691,326
7,380	Honeywell International, Inc.	401,103
990	Union Pacific Corp.	104,881

Shares		Fair Value
COMMON STOCKS — (continued)
	Industrials — (continued)
17,900	Xylem, Inc.	$459,851

		2,015,419

	Information Technology (21.7%)
2,090	Apple, Inc.(a)	846,450
20,600	Cisco Systems, Inc.	372,448
15,200	EMC Corp.(a)	327,408
660	Google, Inc., Class A(a)	426,294
8,700	Intel Corp.	210,975
1,800	International Business Machines Corp.	330,984
27,600	Microsoft Corp.	716,496
10,500	Oracle Corp.	269,325
5,860	QUALCOMM, Inc.	320,542
12,950	TE Connectivity, Ltd.	398,990
13,700	Texas Instruments, Inc.	398,807

		4,618,719

	Materials (4.0%)
7,080	Alcoa, Inc.	61,242
5,550	Barrick Gold Corp.	251,138
8,000	E.I. du Pont de Nemours & Co.	366,240
4,650	Freeport-McMoRan Copper & Gold, Inc.	171,073

		849,693

	Telecommunication Services (1.9%)
13,800	AT&T, Inc.	417,312

	Total Common Stocks (Cost $18,266,399)	20,607,584

EXCHANGE TRADED FUNDS (1.0%)
9,800	Financial Select Sector SPDR Fund	127,400
2,400	Utilities Select Sector SPDR Fund	86,352

	Total Exchange Traded Funds (Cost $201,259)	213,752

INVESTMENT COMPANY (1.5%)
319,423	Federated Treasury Obligations Fund, Institutional Shares	319,423

	Total Investment Company (Cost $319,423)	319,423

Total Investments — 99.3% (Cost $18,787,081)		21,140,759
Net Other Assets (Liabilities) — 0.7%		143,076

NET ASSETS — 100.0%		$21,283,835

(a)	Represents non-income producing security.

REIT — Real Estate Investment Trust

SPDR — Standard and Poors Depositary Receipt

See accompanying notes to the financial statements.

Sterling Capital Strategic Allocation Equity VIF

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (52.5%)
24,835	Sterling Capital Equity Income Fund, Institutional Class	$367,808
6,607	Sterling Capital Equity Index Fund, Institutional Class	55,632
125,310	Sterling Capital International Fund, Institutional Class	538,833
38,986	Sterling Capital Mid Value Fund, Institutional Class	502,918
90,720	Sterling Capital Select Equity Fund, Institutional Class	1,007,900
11,128	Sterling Capital Small Value Fund, Institutional Class(a)	122,965
13,912	Sterling Capital Special Opportunities Fund, Institutional Class(a)	234,133
76,801	Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	76,801

	Total Affiliated Investment Companies (Cost $2,639,896)	2,906,990

NON-AFFILIATED INVESTMENT COMPANIES (9.2%)
29,635	Credit Suisse Commodity Return Strategy Fund(a)	242,417
13,774	Harding, Loevner International Equity Portfolio	184,024
2,425	Lazard Emerging Markets Equity Portfolio	40,747
1,464	Oppenheimer Developing Markets Fund	42,413

	Total Non-Affiliated Investment Companies (Cost $513,559)	509,601

EXCHANGE TRADED FUNDS (38.5%)
4,654	iShares Dow Jones US Real Estate Index Fund	264,301
4,616	iShares MSCI EAFE Small Cap Index Fund	160,452
4,363	iShares MSCI EAFE Value Index Fund	186,300
11,649	iShares MSCI Emerging Markets Index Fund	441,963
2,550	iShares Russell 2000 Index Fund	187,909
8,941	iShares Russell Midcap Growth Index Fund	492,202
3,193	iShares S&P 500 Index Fund	402,190

	Total Exchange Traded Funds (Cost $1,967,331)	2,135,317

Total Investments — 100.2% (Cost $5,120,786)		5,551,908
Net Other Assets (Liabilities) — (0.2)%		(8,331)

NET ASSETS — 100.0%		$5,543,577

(a)	Represents non-income producing security.

See accompanying notes to the financial statements.

Sterling Capital Special Opportunities VIF

Schedule of Portfolio Investments

December 31, 2011

Shares		Fair Value
COMMON STOCKS (93.0%)
	Consumer Discretionary (11.8%)
86,000	Comcast Corp., Class A	$2,039,060
50,000	Ford Motor Co.(a)	538,000
27,500	Yum! Brands, Inc.	1,622,775

		4,199,835

	Consumer Staples (5.9%)
90,000	Dole Food Co., Inc.(a)	778,500
17,000	Energizer Holdings, Inc.(a)	1,317,160

		2,095,660

	Energy (7.8%)
15,000	Apache Corp.	1,358,700
11,000	EOG Resources, Inc.	1,083,610
10,000	Halliburton Co.	345,100

		2,787,410

	Financials (5.4%)
40,000	Charles Schwab Corp. (The)	450,400
5,500	CME Group, Inc.	1,340,185
15,500	Och-Ziff Capital Management Group LLC, Class A	130,355

		1,920,940

	Health Care (23.2%)
44,000	Gilead Sciences, Inc.(a)	1,800,920
19,000	McKesson Corp.	1,480,290
49,000	Merck & Co., Inc.	1,847,300
35,000	Teva Pharmaceutical Industries, Ltd., ADR	1,412,600
5,000	Thermo Fisher Scientific, Inc.(a)	224,850
29,000	UnitedHealth Group, Inc.	1,469,720

		8,235,680

	Industrials (1.6%)
7,000	FedEx Corp.	584,570

	Information Technology (28.8%)
150,000	Activision Blizzard, Inc.	1,848,000
50,000	Adobe Systems, Inc.(a)	1,413,500

Shares		Fair Value
COMMON STOCKS — (continued)
	Information Technology — (continued)
84,000	Cisco Systems, Inc.	$1,518,720
40,000	Corning, Inc.	519,200
92,000	Dell, Inc.(a)	1,345,960
46,000	eBay, Inc.(a)	1,395,180
33,000	Harris Corp.	1,189,320
19,000	Intuit, Inc.	999,210

		10,229,090

	Materials (8.5%)
26,000	Newmont Mining Corp.	1,560,260
19,500	Teck Resources, Ltd., Class B	686,205
52,000	Yamana Gold, Inc.	763,880

		3,010,345

	Total Common Stocks (Cost $29,014,528)	33,063,530

INVESTMENT COMPANY (7.9%)
2,816,655	Federated Treasury Obligations Fund, Institutional Shares	2,816,655

	Total Investment Company (Cost $2,816,655)	2,816,655

Total Investments — 100.9% (Cost $31,831,183)		35,880,185
Net Other Assets (Liabilities) — (0.9)%		(313,541)

NET ASSETS — 100.0%		$35,566,644

(a)	Represents non-income producing security

ADR — American Depository Receipt

See accompanying notes to the financial statements.

Sterling Capital Total Return Bond VIF

Schedule of Portfolio Investments

December 31, 2011

Principal Amount		Fair Value
ASSET BACKED SECURITIES (1.9%)
$95,000	American Express Credit Account Master Trust, Series 2008-7, Class A, 1.578%, 3/15/16(a)	$96,858
200,000	Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5, 0.338%, 1/15/16(a)	199,626
85,000	MBNA Credit Card Master Note Trust, Series 2006-A5, Class A5, 0.338%, 10/15/15(a)	84,943

	Total Asset Backed Securities (Cost $381,193)	381,427

COLLATERALIZED MORTGAGE OBLIGATIONS (11.2%)
108,556	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 5.181%, 4/25/35(a)	101,017
62,188	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	60,639
121,984	Banc of America Funding Corp., Series 2006-2, Class 3A1, 6.000%, 3/25/36	114,300
71,829	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	70,718
73,640	Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-38, Class A3, 5.000%, 2/25/18	75,466
90,399	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 4A3, 5.000%, 8/25/20	91,327
177,186	Fannie Mae, Series 2011-31, Class DA, 3.500%, 11/25/28(b)	183,100
67,466	Fannie Mae, Series 2003-33, Class A, 4.000%, 5/25/33(b)	72,320
64,093	Fannie Mae, Series 2003-33, Class AQ, 4.000%, 5/25/33(b)	67,896
229,357	Fannie Mae, Series 2009-70, Class PA, 5.000%, 8/25/35(b)	235,815
100,033	Fannie Mae, Series 2008-29, Class BG, 4.700%, 12/25/35(b)	106,091
49,026	First Horizon Asset Securities, Inc., Series 2003-5, Class 1A19, 5.500%, 7/25/33	50,808
59,801	Freddie Mac, Series 2906, Class VC, 5.000%, 12/15/15(b)	62,153
51,036	Freddie Mac, Series 3773, Class AL, 3.250%, 6/15/25(b)	53,136
65,935	MASTR Alternative Loans Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	66,492
105,692	RAAC, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(a)	105,213
88,895	Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.000%, 10/25/34	89,991
53,903	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 2.604%, 12/25/34(a)	46,211
142,046	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.518%, 6/25/34(a)	121,791
77,132	Structured Asset Securities Corp., Series
	2003-10, Class A, 6.000%, 4/25/33	80,622
51,590	Structured Asset Securities Corp., Series 2005-6, Class 5A1, 5.000%, 5/25/35	51,184
130,044	Wells Fargo Mortgage Backed Securities Trust, Series 2004-BB, Class A2, 2.622%, 1/25/35(a)	107,045
134,765	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 6A3, 2.721%, 10/25/35(a)	115,647

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$53,817	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	$55,210

	Total Collateralized Mortgage Obligations (Cost $2,204,321)	2,184,192

COMMERCIAL MORTGAGE-BACKED SECURITIES (9.7%)
14,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class A5, 5.162%, 11/10/42(a)	15,259
40,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.185%, 11/10/42(a)	39,437
100,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-3, Class A4, 5.889%, 7/10/44(a)	109,629
38,637	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/49(a)	39,520
150,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4, 4.674%, 6/11/41	161,350
95,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, 5.225%, 7/15/44(a)	99,629
95,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.617%, 10/15/48	104,073
90,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP5, Class C, 5.230%, 12/15/35	91,384
139,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(a)	134,957
75,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3, 5.467%, 9/15/39	79,763
101,000	DBUBS Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/44(c)	109,302
100,000	LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A6, 4.786%, 10/15/29(a)	106,522
150,000	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 2/15/40	163,442
28,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A3, 5.389%, 7/12/46(a)	28,564
220,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/42	239,454
80,000	Morgan Stanley Capital I, Series 2006-HQ8, Class AM, 5.466%, 3/12/44(a)	81,849
119,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, 5.179%, 7/15/42(a)	124,869
154,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3, 5.246%, 12/15/43	155,640

	Total Commercial Mortgage-Backed Securities (Cost $1,804,380)	1,884,643

Continued

Sterling Capital Total Return Bond VIF

Schedule of Portfolio Investments — (continued)

December 31, 2011

Principal Amount		Fair Value
CORPORATE BONDS (34.6%)
	Consumer Discretionary (2.3%)
$74,000	CBS Corp., 8.875%, 5/15/19(d)	$95,045
154,000	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22(d)	219,434
27,000	NBCUniversal Media LLC, 5.950%, 4/1/41	31,736
47,000	Nordstrom, Inc., 6.250%, 1/15/18	55,588
49,000	Walt Disney Co. (The), 1.350%, 8/16/16	49,136

		450,939

	Consumer Staples (3.5%)
103,000	Altria Group, Inc., 9.950%, 11/10/38	156,661
38,000	Anheuser-Busch InBev Worldwide, Inc., 6.375%, 1/15/40	52,214
48,000	Coca-Cola Co. (The), 3.150%, 11/15/20	50,376
48,000	CVS Caremark Corp., 6.125%, 9/15/39	58,410
40,000	J.M. Smucker Co. (The), 3.500%, 10/15/21	40,922
138,000	Lorillard Tobacco Co., 6.875%, 5/1/20	154,206
48,000	Procter & Gamble Co. (The), 1.450%, 8/15/16	48,563
87,000	Wal-Mart Stores, Inc., 5.625%, 4/15/41	112,439

		673,791

	Energy (3.9%)
65,000	Baker Hughes, Inc., 3.200%, 8/15/21(c)	67,160
74,000	BP Capital Markets PLC, 3.200%, 3/11/16	77,554
38,000	Encana Corp., 5.150%, 11/15/41	38,793
126,000	Energy Transfer Partners LP, 9.000%, 4/15/19(d)	149,873
39,000	Halliburton Co., 4.500%, 11/15/41	40,002
38,000	Noble Energy, Inc., 4.150%, 12/15/21	39,311
142,000	NuStar Logistics LP, 7.650%, 4/15/18(d)	168,588
36,000	Occidental Petroleum Corp., 1.750%, 2/15/17	36,463
88,000	Schlumberger Investment SA, 3.300%, 9/14/21(c)	90,406
53,000	Statoil ASA, 3.150%, 1/23/22	54,508

		762,658

	Financials (13.7%)
31,000	Aflac, Inc., 8.500%, 5/15/19	37,992
42,000	American International Group, Inc., 4.875%, 9/15/16	39,745
60,000	Berkshire Hathaway, Inc., 2.200%, 8/15/16	61,762
137,000	Colonial Realty LP, 6.250%, 6/15/14(d)	142,490
127,000	Credit Suisse AG, 5.400%, 1/14/20	119,782
100,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/15	107,500
135,000	General Electric Capital Corp., 2.950%, 5/9/16	138,845
82,000	General Electric Capital Corp., GMTN, 6.875%, 1/10/39(d)	98,239
47,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/19	51,907
65,000	Goldman Sachs Group, Inc. (The), 5.250%, 7/27/21	63,410
92,000	Health Care REIT, Inc., 4.950%, 1/15/21(d)	87,974
100,000	ING Bank NV, 4.000%, 3/15/16(c)	96,624
92,000	Jefferies Group, Inc., 8.500%, 7/15/19	93,380
48,000	John Deere Capital Corp., MTN, 1.850%, 9/15/16	48,414
180,000	JPMorgan Chase & Co., 4.350%, 8/15/21	181,783
47,000	KeyCorp, MTN, 5.100%, 3/24/21	48,808
81,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(c)	74,678
188,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/18	185,356
115,000	MetLife, Inc., 6.750%, 6/1/16	132,484
40,000	Morgan Stanley, 5.300%, 3/1/13	40,490

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Financials — (continued)
$95,000	Morgan Stanley, 4.750%, 4/1/14	$93,583
69,000	Morgan Stanley, MTN, 6.625%, 4/1/18(d)	68,134
31,000	PNC Funding Corp., 2.700%, 9/19/16.	31,557
47,000	Prudential Financial, Inc., 8.875%, 6/15/38(a)	53,815
101,000	Scottrade Financial Services, Inc., 6.125%, 7/11/21(c)	101,374
81,000	Simon Property Group LP, REIT, 10.350%, 4/1/19	111,189
100,000	SL Green Realty Corp., REIT, 5.000%, 8/15/18 .	96,591
49,000	SunTrust Banks, Inc., 3.500%, 1/20/17	49,253
66,000	Toronto-Dominion Bank (The), 2.375%, 10/19/16	67,161
64,000	Ventas Realty LP, REIT, 4.750%, 6/1/21(d)	61,769
58,000	WEA Finance LLC, 4.625%, 5/10/21(c)	56,927
22,000	XLIT, Ltd., 5.750%, 10/1/21	23,218

		2,666,234

	Health Care (2.2%)
39,000	Cigna Corp., 5.375%, 2/15/42	38,776
60,000	DENTSPLY International, Inc., 2.750%, 8/15/16	60,576
17,000	Gilead Sciences, Inc., 5.650%, 12/1/41	18,822
80,000	Stryker Corp., 2.000%, 9/30/16	81,867
112,000	Teva Pharmaceutical Finance IV, BV, 3.650%, 11/10/21	113,919
62,000	Thermo Fisher Scientific, Inc., 2.250%, 8/15/16.	63,207
52,000	UnitedHealth Group, Inc., 4.625%, 11/15/41	54,675

		431,842

	Industrials (2.1%)
52,000	Burlington Northern Santa Fe LLC, 4.950%, 9/15/41	57,365
98,000	Corrections Corp. of America, 6.250%, 3/15/13(d)	98,000
57,000	Textron, Inc., 4.625%, 9/21/16.	58,420
115,000	Verisk Analytics, Inc., 5.800%, 5/1/21(d)	123,797
58,000	Waste Management, Inc., 2.600%, 9/1/16	58,871

		396,453

	Information Technology (0.6%)
66,000	Intel Corp., 4.800%, 10/1/41	73,967
39,000	Oracle Corp., 5.375%, 7/15/40	47,513

		121,480

	Materials (2.3%)
49,000	ArcelorMittal, 5.500%, 3/1/21	44,978
19,000	Bemis Co., Inc., 4.500%, 10/15/21	20,128
25,000	Ecolab, Inc., 5.500%, 12/8/41	27,704
158,000	Sealed Air Corp., 6.875%, 7/15/33(c)	138,250
83,000	Vale Overseas, Ltd., 6.875%, 11/21/36	94,500

105,000	Xstrata Finance Canada, Ltd., 5.800%, 11/15/16(c)	114,542

		440,102

	Telecommunication Services (3.1%)
85,000	America Movil SAB de CV, 6.375%, 3/1/35	103,396
62,000	AT&T, Inc., 3.875%, 8/15/21.	65,581
100,000	Crown Castle International Corp., 9.000%, 1/15/15(d)	108,375
54,000	Qwest Communications International, Inc., Series B, 7.500%, 2/15/14	54,204
98,000	Telecom Italia Capital SA, 7.721%, 6/4/38	83,579

Continued

Sterling Capital Total Return Bond VIF

Schedule of Portfolio Investments — (continued)

December 31, 2011

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Telecommunication Services — (continued)
$82,000	Telefonica Emisiones SAU, 5.134%, 4/27/20(d)	$77,024
95,000	Verizon Communications, Inc., 6.350%, 4/1/19	115,758

		607,917

	Utilities (0.9%)
72,000	Duke Energy Carolinas LLC, 6.100%, 6/1/37	91,727
22,000	PSEG Power LLC, 2.750%, 9/15/16	22,108
66,000	Southern Co. (The), 1.950%, 9/1/16	66,623

		180,458

	Total Corporate Bonds (Cost $6,551,971)	6,731,874

MORTGAGE-BACKED SECURITIES (30.3%)
	Fannie Mae(b) (14.2%)
11,273	4.500%, 10/1/18, Pool #752030	12,070
5,141	5.500%, 12/1/20, Pool #831138	5,594
18,516	5.500%, 5/1/21, Pool #895628	20,150
20,904	5.000%, 10/1/25, Pool #255894	22,776
122,231	4.000%, 12/1/25, Pool #AH0973	128,950
206,442	3.500%, 6/1/26, Pool #AB3171	216,077
17,711	5.500%, 2/1/27, Pool #256600	19,311
14,246	6.000%, 9/1/34, Pool #790912	15,831
6,632	7.000%, 6/1/35, Pool #255820	7,571
41,380	5.000%, 11/1/35, Pool #842402	44,737
38,447	6.000%, 12/1/36, Pool #902054	42,414
21,328	6.000%, 1/1/37, Pool #906095	23,528
17,292	6.000%, 4/1/37, Pool #914725	19,060
34,147	6.000%, 7/1/37, Pool #256800	37,638
128,269	6.000%, 7/1/37, Pool #940807	141,381
263,007	5.500%, 8/1/37, Pool #995082	287,344
5,422	6.000%, 9/1/37, Pool #955005	5,976
104,617	4.790%, 7/1/38, Pool #981430(a)	112,057
39,913	5.500%, 7/1/38, Pool #934323.	43,494
83,985	5.000%, 1/1/39, Pool #995245	90,786
106,022	4.500%, 6/1/40, Pool #AD6432	112,911
79,116	5.000%, 6/1/40, Pool #AD4927	85,560
212,262	5.000%, 6/1/40, Pool #AD7860	229,549
80,143	4.500%, 8/1/40, Pool #AE2305	85,351
137,511	5.000%, 9/1/40, Pool #AE0530	148,645
169,738	4.000%, 3/1/41, Pool #AH8824	178,520
91,812	4.500%, 3/1/41, Pool #AH8825	97,778
173,679	4.500%, 5/1/41, Pool #AI1023	184,964
214,653	4.500%, 5/1/41, Pool #AI1859	228,601
114,000	4.500%, 1/15/42(e)	121,303

		2,769,927

	Freddie Mac(b) (10.4%)
22,664	6.000%, 10/1/19, Pool #G11679	24,579
11,003	5.500%, 10/1/21, Pool #G12425	11,919
17,263	5.500%, 7/1/35, Pool #A36540	18,793
8,155	6.000%, 7/1/35, Pool #A36304	9,005
23,325	5.500%, 2/1/36, Pool #G08111	25,367
37,319	5.500%, 4/1/37, Pool #G08192	40,545
155,015	5.500%, 5/1/37, Pool #G03240	168,584
21,812	5.000%, 6/1/37, Pool #G03094	23,462
107,536	6.000%, 8/1/37, Pool #A64401	118,478
57,625	6.000%, 8/1/37, Pool #A64981	63,380
19,916	5.669%, 9/1/37, Pool #1Q0319(a)	21,510
69,847	6.500%, 12/1/37, Pool #A69955	78,373
13,142	5.500%, 1/1/38, Pool #A71523	14,278

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Freddie Mac(b) — (continued)
$223,651	5.500%, 10/1/38, Pool #G04814	$242,983
160,168	4.500%, 1/1/40, Pool #A90764	169,867
340,776	5.500%, 1/1/40, Pool #G06021	370,234
140,573	3.789%, 7/1/40, Pool #1B4948(a)	147,903
229,446	5.000%, 7/1/40, Pool #A93070	246,770
72,109	5.000%, 7/1/40, Pool #C03487	77,554
142,425	4.000%, 9/1/40, Pool #A93643	149,594

		2,023,178

	Ginnie Mae (5.7%)
250,522	5.500%, 1/15/39, Pool #646685	281,406
40,618	4.500%, 3/15/39, Pool #697957	44,396
131,734	4.500%, 2/15/40, Pool #737031	143,701
78,977	5.000%, 2/15/40, Pool #737037	87,568
259,220	4.500%, 9/20/40, Pool #4801	283,474
74,000	5.000%, 1/15/42(e)	81,967
160,000	5.500%, 1/15/42(e)	179,575

		1,102,087

	Total Mortgage-Backed Securities (Cost $5,712,723)	5,895,192

MUNICIPAL BONDS (5.9%)
	California (2.3%)
65,000	California, Build America Bonds, School Improvements G.O., Taxable, 7.625%, 3/1/40 .	80,407
80,000	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue, Senior Proposition A, First Tier, Callable 7/1/21 @ 100, 5.000%, 7/1/22	99,853
30,000	Los Angeles Harbor Department Refunding Revenue, Series A, Callable 8/1/12 @ 100 (AMBAC), 5.500%, 8/1/14	30,761
220,000	Metropolitan Water District of Southern California, Build America Bonds, Water Utility Improvements Revenue, Callable 7/1/19 @ 100, 6.538%, 7/1/39	245,760

		456,781

	Massachusetts (0.5%)
80,000	Massachusetts, Refunding G.O., Series C (AMBAC), 5.500%, 12/1/24 New Mexico (0.3%)	104,958

50,000	New Mexico, Public Improvements Revenue, Series A1, 5.000%, 7/1/15	57,351

	New York (2.1%)
95,000	New York City Municipal Water Finance Authority, Build America Bonds Taxable, Series EE, Refunding Notes, Callable 6/15/20 @ 100, 6.491%, 6/15/42	107,753
100,000	New York State Dormitory Authority, General Purpose, Series A, University & College Improvements Revenue, 5.000%, 3/15/21	124,675
155,000	New York, NY, Build America Bonds, Public Improvements G.O., Series G1, 4.774%, 3/1/20	173,474

		405,902

Continued

Sterling Capital Total Return Bond VIF

Schedule of Portfolio Investments — (continued)

December 31, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Ohio (0.4%)
$ 60,000	Ohio State University (The), University & College Improvements Revenue, Series A, 5.000%, 12/1/15	$69,430

	Texas (0.3%)
50,000	Williamson County, TX, Limited Tax, Refunding G.O., 4.000%, 2/15/16	56,291

	Total Municipal Bonds (Cost $1,064,653)	1,150,713

U.S. TREASURY NOTES (3.6%)
146,000	2.125%, 8/15/21	149,741
419,000	4.500%, 8/15/39	554,193

	Total U.S. Treasury Notes (Cost $682,370)	703,934

Shares
PREFERRED STOCKS (1.2%)
	Financials (1.2%)
4,200	Citigroup Capital XIII, 7.875%	109,452
4,999	Fifth Third Capital Trust VI, 7.250%	126,575

	Total Preferred Stocks (Cost $234,527)	236,027

Shares		Fair Value
INVESTMENT COMPANY (2.3%)
455,365	Federated Treasury Obligations Fund, Institutional Shares	$455,365

	Total Investment Company (Cost $455,365)	455,365

Total Investments — 100.7% (Cost $19,091,503)		19,623,367
Net Other Assets (Liabilities) — (0.7)%		(144,952)

NET ASSETS — 100.0%		$19,478,415

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of December 31, 2011. The maturity date reflected is the final maturity date.

(b)

On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.

(c)

Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(d)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(e)	Represents securities purchased on a when-issued basis. At December 31, 2011, total cost of investments purchased on a when-issued basis was $381,155.

AMBAC — American Municipal Bond Insurance Corp.

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

See accompanying notes to the financial statements.

(This page has been left blank intentionally.)

Sterling Capital Variable Insurance Funds

Statements of Assets and Liabilities

December 31, 2011

	Sterling Capital Select Equity VIF	Sterling Capital Strategic Allocation Equity VIF	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF
Assets:
Investments:
Investments - unaffiliated, at cost	$18,787,081	$2,480,890	$31,831,183	$19,091,503
Investments - affiliated, at cost	—	2,639,896	—	—

Total investments, at cost	18,787,081	5,120,786	31,831,183	19,091,503
Unrealized appreciation (depreciation)	2,353,678	431,122	4,049,002	531,864

Investments, at value	21,140,759	5,551,908	35,880,185	19,623,367
Interest and dividends receivable	37,435	1	43,887	151,681
Receivable for investments sold	320,551	—	—	8,026
Receivable for capital shares issued	—	—	—	92,216
Prepaid expenses	18,625	5,003	32,169	17,224

Total Assets	21,517,370	5,556,912	35,956,241	19,892,514

Liabilities:
Cash overdraft	—	—	—	51
Payable for investments purchased	186,420	—	225,522	382,075
Payable for capital shares redeemed	14,407	6,087	100,372	1,040
Accrued expenses and other payables:
Investment advisory fees	8,976	1,180	24,210	8,183
Administration fees	1,838	—	3,094	1,690
Audit fees	16,437	4,445	27,651	13,171
Compliance service fees	21	6	37	20
Printing fees	2,984	806	5,019	2,332
Other fees	2,452	811	3,692	5,537

Total Liabilities	233,535	13,335	389,597	414,099

Net Assets:	$21,283,835	$5,543,577	$35,566,644	$19,478,415

Net Assets Consist of:
Capital	$41,444,792	$11,312,924	$30,148,063	$18,053,472
Accumulated undistributed net investment income	—	2,924	4,750	417,221
Accumulated realized gain (loss)	(22,514,635)	(6,203,393)	1,364,829	475,858
Net unrealized appreciation (depreciation)	2,353,678	431,122	4,049,002	531,864

Net Assets	$21,283,835	$5,543,577	$35,566,644	$19,478,415

Shares of Beneficial Interest Outstanding
(Unlimited number of shares authorized, no par value)	2,668,058	902,611	2,315,775	1,836,447

Net Asset Value - offering and redemption price per share	$7.98	$6.14	$15.36	$10.61

See accompanying notes to the financial statements.

Sterling Capital Variable Insurance Funds

Statements of Operations

For the year Ended December 31, 2011

	Sterling Capital Select Equity VIF	Sterling Capital Strategic Allocation Equity VIF	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF
Investment Income:
Interest income	$—	$—	$—	$851,033
Dividend income - unaffiliated	513,722	57,542	493,674	17,531
Dividend income - affiliated	—	33,590	—	—
Foreign tax withholding	(5,169)	—	(6,774)	—
Income from securities lending	887	—	5,211	83

Total investment income	509,440	91,132	492,111	868,647

Expenses:
Investment advisory fees (See Note 5)	181,540	16,579	330,116	118,922
Administration fees (See Note 5)	25,106	—	42,144	20,230
Audit fees	20,941	5,675	35,088	16,741
Compliance service fees (See Note 5)	297	80	500	239
Custodian fees.	1,784	710	2,757	1,646
Fund accounting fees (See Note 5)	2,453	663	4,127	1,982
Insurance fees	20,681	5,690	29,948	16,487
Interest expense (See Note 6)	—	—	3	—
Legal fees	13,720	3,679	22,652	10,192
Printing fees	11,420	4,662	19,037	9,493
Transfer agent fees (See Note 5)	8,396	2,283	14,298	6,717
Trustee fees	2,029	554	3,356	1,623
Other fees	8,124	3,816	10,183	26,913

Total expenses before waivers	296,491	44,391	514,209	231,185

Less expenses waived/reimbursed by the Investment Advisor (See Note 5)	(59,123)	(6,254)	(352)	(20,017)

Net expenses	237,368	38,137	513,857	211,168

Net investment income (loss)	272,072	52,995	(21,746)	657,479

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment transactions - unaffiliated	594,772	68,122	1,386,892	645,611
Investment transactions - affiliated	—	(2,495)	—	—
Distributions from unaffiliated funds	—	2,116	—	—
Distributions from affiliated funds	—	14,238	—	—
Written Options	—	—	74,015	—
Change in unrealized appreciation/depreciation on:
Investments	(1,778,016)	(569,273)	(2,854,065)	(148,416)
Written Options	—	—	(26,729)	—

Net realized and unrealized gain (loss)	(1,183,244)	(487,292)	(1,419,887)	497,195

Change in net assets from operations	$(911,172)	$(434,297)	$(1,441,633)	$1,154,674

See accompanying notes to the financial statements.

Sterling Capital Variable Insurance Funds

Statements of Changes in Net Assets

	Sterling Capital Select Equity VIF		Sterling Capital Strategic Allocation Equity VIF
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
From Investment Activities:
Operations:
Net investment income (loss)	$272,072	$346,877	$52,995	$92,516
Net realized gain (loss)	594,772	1,473,764	81,981	(1,016,139)
Change in unrealized appreciation/depreciation	(1,778,016)	1,254,956	(569,273)	1,965,251

Change in net assets from operations	(911,172)	3,075,597	(434,297)	1,041,628

Distributions to Shareholders:
Net investment income	(264,006)	(349,287)	(50,968)	(117,201)
Net realized gains from investment transactions	—	—	—	—

Change in net assets from shareholders distributions	(264,006)	(349,287)	(50,968)	(117,201)

Capital Transactions:
Proceeds from shares issued	473,691	119,554	230,099	408,975
Distributions reinvested	264,006	349,287	50,968	117,201
Value of shares redeemed	(6,596,389)	(7,001,138)	(1,922,281)	(1,727,268)

Change in net assets from capital transactions	(5,858,692)	(6,532,297)	(1,641,214)	(1,201,092)

Change in net assets	(7,033,870)	(3,805,987)	(2,126,479)	(276,665)
Net Assets:
Beginning of year	28,317,705	32,123,692	7,670,056	7,946,721

End of year	$21,283,835	$28,317,705	$5,543,577	$7,670,056

Accumulated undistributed net investment income	$—	$236	$2,924	$—

Share Transactions:
Issued	60,431	15,933	34,273	67,323
Reinvested	32,304	45,575	7,852	18,879
Redeemed	(790,647)	(915,381)	(287,640)	(285,890)

Change in Shares	(697,912)	(853,873)	(245,515)	(199,688)

See accompanying notes to the financial statements.

Sterling Capital Special Opportunities VIF		Sterling Capital Total Return Bond VIF
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

$(21,746)	$(110,418)	$657,479	$782,977
1,460,907	4,579,201	645,611	770,050
(2,880,794)	1,393,992	(148,416)	(9,535)

(1,441,633)	5,862,775	1,154,674	1,543,492

—	(23,790)	(714,012)	(819,377)
(1,463,601)	—	(678,181)	(35,714)

(1,463,601)	(23,790)	(1,392,193)	(855,091)

2,957,322	5,126,387	4,818,430	3,090,265
1,463,601	23,790	1,392,193	855,091
(9,293,407)	(7,806,727)	(7,891,763)	(5,298,937)

(4,872,484)	(2,656,550)	(1,681,140)	(1,353,581)

(7,777,718)	3,182,435	(1,918,659)	(665,180)

43,344,362	40,161,927	21,397,074	22,062,254

$35,566,644	$43,344,362	$19,478,415	$21,397,074

$4,750	$—	$417,221	$336,510

177,554	331,860	445,293	287,744
100,384	1,564	130,342	79,711
(573,708)	(532,383)	(734,049)	(499,141)

(295,770)	(198,959)	(158,414)	(131,686)

Sterling Capital Variable Insurance Funds

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Select Equity VIF
Year Ended December 31, 2011	$8.41	0.09	(b)	(0.43)	(0.34)	(0.09)	—	(0.09)
Year Ended December 31, 2010	$7.61	0.09	(b)	0.81	0.90	(0.10)	—	(0.10)
Year Ended December 31, 2009	$6.49	0.07	(b)	1.12	1.19	(0.07)	—	(0.07)
Year Ended December 31, 2008	$13.69	0.16	(b)	(4.63)	(4.47)	(0.16)	(2.57)	(2.73)
Year Ended December 31, 2007	$16.75	0.23		(1.08)	(0.85)	(0.31)	(1.90)	(2.21)
Sterling Capital Strategic Allocation Equity VIF(c)
Year Ended December 31, 2011	$6.68	0.05	(b)	(0.54)	(0.49)	(0.05)	—	(0.05)
Year Ended December 31, 2010	$5.90	0.07	(b)	0.81	0.88	(0.10)	—	(0.10)
Year Ended December 31, 2009	$4.75	0.06	(b)	1.14	1.20	(0.05)	—	(0.05)
Year Ended December 31, 2008	$10.33	0.09	(b)	(3.50)	(3.41)	(0.10)	(2.07)	(2.17)
Year Ended December 31, 2007	$11.65	0.25		— (d)	0.25	(0.30)	(1.27)	(1.57)
Sterling Capital Special Opportunities VIF
Year Ended December 31, 2011	$16.60	(0.01	)(b)	(0.61)	(0.62)	—	(0.62)	(0.62)
Year Ended December 31, 2010	$14.29	(0.04	)(b)	2.36	2.32	(0.01)	—	(0.01)
Year Ended December 31, 2009	$10.27	(0.03	)(b)	4.47	4.44	—	(0.42)	(0.42)
Year Ended December 31, 2008	$16.03	0.02	(b)	(5.28)	(5.26)	(0.02)	(0.48)	(0.50)
Year Ended December 31, 2007	$15.07	(0.02)		2.02	2.00	—	(1.04)	(1.04)
Sterling Capital Total Return Bond VIF
Year Ended December 31, 2011	$10.73	0.36	(b)	0.28	0.64	(0.39)	(0.37)	(0.76)
Year Ended December 31, 2010	$10.37	0.40	(b)	0.39	0.79	(0.41)	(0.02)	(0.43)
Year Ended December 31, 2009	$9.94	0.41	(b)	0.42	0.83	(0.40)	—	(0.40)
Year Ended December 31, 2008	$10.02	0.41	(b)	(0.08)	0.33	(0.41)	—	(0.41)
Year Ended December 31, 2007	$9.83	0.31		0.31	0.62	(0.43)	—	(0.43)

*	During the periods certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
(a)

Total return ratios assume reinvestment of distributions at net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund’s shares.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(d)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplemental Data
Net Asset Value, End of Year	Total Return(a)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate

$7.98	(4.04)%	$21,284	0.97%	1.11%	1.21%	69.66%
$8.41	11.93%	$28,318	0.94%	1.22%	1.21%	63.34%
$7.61	18.50%	$32,124	1.00%	1.01%	1.24%	137.52%
$6.49	(37.43)%	$35,978	0.81%	1.52%	1.16%	49.73%
$13.69	(5.87)%	$87,171	0.77%	1.50%	1.08%	52.81%

$6.14	(7.32)%	$5,544	0.58%	0.80%	0.67%	6.80%
$6.68	14.98%	$7,670	0.40%	1.21%	0.68%	64.81%
$5.90	25.24%	$7,947	0.41%	1.21%	0.66%	18.04%
$4.75	(38.22)%	$8,528	0.31%	1.15%	0.59%	61.04%
$10.33	1.98%	$18,495	0.18%	2.27%	0.51%	40.70%

$15.36	(3.53)%	$35,567	1.25%	(0.05)%	1.25%	26.68%
$16.60	16.24%	$43,344	1.24%	(0.28)%	1.27%	39.24%
$14.29	43.53%	$40,162	1.26%	(0.28)%	1.29%	32.57%
$10.27	(33.71)%	$26,684	1.10%	0.14%	1.18%	35.80%
$16.03	13.41%	$35,620	1.06%	(0.16)%	1.11%	23.86%

$10.61	6.10%	$19,478	1.07%	3.32%	1.17%	131.16%
$10.73	7.73%	$21,397	1.07%	3.70%	1.20%	140.32%
$10.37	8.57%	$22,062	0.94%	4.09%	1.24%	109.12%
$9.94	3.38%	$20,996	0.81%	4.11%	1.03%	152.74%
$10.02	6.47%	$14,064	0.77%	4.42%	1.01%	252.64%

Sterling Capital Variable Insurance Funds

Notes to Financial Statements

December 31, 2011

1.	Organization:

Sterling Capital Variable Insurance Funds (formerly known as BB&T Variable Insurance Funds) (the “Trust”) was organized on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. The Trust commenced operations on May 1, 2005 and presently offers shares of Sterling Capital Select Equity VIF, Sterling Capital Strategic Allocation Equity VIF, Sterling Capital Special Opportunities VIF, and Sterling Capital Total Return Bond VIF (referred to individually as a “Fund” and collectively as the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of the Funds are offered through variable annuity contracts offered through the separate accounts of participating insurance companies. All Funds are “diversified” funds.

Sterling Capital Strategic Allocation Equity VIF invests primarily in underlying mutual funds and exchange traded funds as opposed to individual securities. By owning shares of underlying investment companies (including exchange traded funds), Sterling Capital Strategic Allocation Equity VIF invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. In addition, Sterling Capital Strategic Allocation Equity VIF’s exposure to underlying equity funds may include funds that invest in real estate or other similar securities and invest in derivatives.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments in securities, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Short-term obligations without significant credit risk that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates fair value. Investments in open-end investment companies, including the underlying funds in which Sterling Capital Strategic Allocation Equity VIF invests, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board. No securities were valued in accordance with these procedures as of December 31, 2011.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Sterling Capital Variable Insurance Funds

Notes to Financial Statements — (continued)

December 31, 2011

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended December 31, 2011 there were no significant changes to the valuation policies and procedures.

The summary of inputs used to determine the fair value of each Fund’s investments as of December 31, 2011 is as follows:

Investments in Securities	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
Sterling Capital Select Equity VIF	$21,140,759(a)	$—	$—	$21,140,759
Sterling Capital Strategic Allocation Equity VIF	5,551,908(a)	—	—	5,551,908
Sterling Capital Special Opportunities VIF	35,880,185(a)	—	—	35,880,185
Sterling Capital Total Return Bond VIF	455,365(b)	19,168,002(a)	—	19,623,367

(a)	Industries or security types are disclosed in the Schedules of Portfolio Investments.
(b)	Represents investment companies.

There were no transfers between Level 1 and Level 2 during the fiscal year ended December 31, 2011. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. In addition, ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. Finally, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

Mortgage Dollar Rolls — Sterling Capital Total Return Bond VIF may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund

Sterling Capital Variable Insurance Funds

Notes to Financial Statements — (continued)

December 31, 2011

will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales.

In April 2011, the FASB issued ASU No. 2011-03: Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 changes the assessment of effective control for repurchase agreements including dollar roll transactions. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements.

Option Contracts — Sterling Capital Special Opportunities VIF writes (sells) “covered” call options and may purchase options to close out options previously written by it. These transactions are entered into to hedge against changes in security prices (equity risk) or for the purposes of earning additional income (i.e., speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Fund contracts with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Fund executes transactions in both listed and over-the-counter options. When purchasing over-the-counter options, the Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Fund’s maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer).

Sterling Capital Special Opportunities VIF invested in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding. No written options were held at December 31, 2011. Details of written options activity for the fiscal year ended December 31, 2011 is as follows:

	Sterling Capital Special Opportunities VIF
Covered Call Options	Number of Contracts	Premiums Received
Balance at beginning of year	550	$80,679
Options written	150	20,163
Options closed	(150)	(38,403)
Options expired	(400)	(42,276)
Options exercised	(150)	(20,163)

Balance at end of year	—	$—

Derivative Instruments Categorized by Risk Exposure — The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP.

Sterling Capital Variable Insurance Funds

Notes to Financial Statements — (continued)

December 31, 2011

The effect of derivative instruments on the Statements of Operations for the fiscal year ended December 31, 2011:

Sterling Capital Special Opportunities VIF
Net Realized Gain
Equity Contracts
Written options	$74,015
Net Change in Unrealized Appreciation (Depreciation)
Equity Contracts
Written options	$(26,729)

For the fiscal year ended December 31, 2011, the average quarterly balance of derivative financial instruments was as follows:

Sterling Capital Special Opportunities VIF
Options Written (Equity Risk)
Average number of contracts	38
Average premium	$5,041

Security Loans — During the fiscal year the Funds loaned securities secured by collateral in the form of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable letters of credit, U.S. dollar cash or other forms of collateral as was agreed to between the Trust and The Bank of New York Mellon, the lending agent (“BNY Mellon Bank”). A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of the income and earnings from the investment and reinvestment of cash collateral received and held on behalf of the Fund (after payment of a “broker rebate fee” to the borrower). In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. A Fund also continues to receive interest or dividends on the securities loaned. Although security loans are secured at all times by collateral, the loans may not be fully supported if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. Concurrently with the delivery of a Fund’s securities to a borrower, BNY Mellon Bank is required to obtain from the borrower collateral equal to at least 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities, and at least 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. If at the close of trading on any business day the market value of the collateral is less than 100% of the market value of such loaned securities as of such business day, the borrower is required to deliver additional collateral which will cause the total collateral to be equal to not less than 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities and 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. A Fund bears all of the gains and losses on such investments. During the fiscal year, cash collateral received by a Fund was invested in BNY Mellon Institutional Cash Reserve Fund (“ICRF”), BNY Mellon Overnight Government Fund (formerly known as Series A) and Series B, an unregistered investment pool managed by BNY Mellon Bank, which was invested in repurchase agreements and Lehman Brothers floating rate medium term notes.

Effective July 1, 2010, the Trust, on behalf of each applicable Fund, entered into an agreement with BNY Mellon Bank and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in the BNY Mellon ICRF Series B, pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers and held by BNY Mellon ICRF Series B, and (ii) if certain conditions are met, each Fund will have the right to sell the defaulted securities to BNYMC at a price equal to 80% of par value. During the year those conditions were met and on September 29, 2011 the Funds recorded the sale of the defaulted securities to BNYMC at a price equal to 80% of par value.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Another risk from securities lending is that the borrower may not provide additional collateral when

Sterling Capital Variable Insurance Funds

Notes to Financial Statements — (continued)

December 31, 2011

required or return the securities when due or when called for by the Fund. The Funds are indemnified from losses resulting from brokers failing to return securities. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”). In connection with lending securities, a Fund may pay reasonable administrative and custodial fees. Effective November 10, 2011, the Trust no longer participates in the securities lending program.

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Expenses which are attributable to both the Funds and Sterling Capital Funds are allocated across the Funds and Sterling Capital Funds, based upon relative net assets or on another reasonable basis.

Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly for the Funds, with the exception of Sterling Capital Total Return Bond VIF, in which case dividends from net investment income are declared daily and paid monthly. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of net operating losses, disposition of market discount and market premium bonds, paydown gains and losses, mortgage dollar roll gains and losses, investments in real estate investment trusts (REITs), regulated investment companies (RICs) and the character of distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

As of December 31, 2011, these reclassifications were as follows:

	Decrease Paid-in-Capital	Increase (Decrease) Net Investment Income	Increase (Decrease) Realized Gain (Loss)
Sterling Capital Select Equity VIF	$(923)	$(8,302)	$9,225
Sterling Capital Strategic Allocation Equity VIF	—	897	(897)
Sterling Capital Special Opportunities VIF	(26,494)	26,496	(2)
Sterling Capital Total Return Bond VIF	—	137,244	(137,244)

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Federal Income Taxes — It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. Government Securities and securities maturing less than one year from acquisition) for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Sterling Capital Select Equity VIF	$17,096,446	$23,354,835
Sterling Capital Strategic Allocation Equity VIF	449,342	2,037,574
Sterling Capital Special Opportunities VIF	10,359,837	13,362,143
Sterling Capital Total Return Bond VIF	10,638,446	11,548,266

Sterling Capital Variable Insurance Funds

Notes to Financial Statements — (continued)

December 31, 2011

Purchases and sales of U.S. Government Securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2011 for the Sterling Capital Total Return Bond VIF were $15,464,114 and $15,087,559, respectively.

4.	Investments in Affiliated Issuers:

A summary of Sterling Capital Strategic Allocation Equity VIF’s transactions in the shares of affiliated issuers during the fiscal year ended December 31, 2011 is set forth below:

	Shares Held at December 31, 2010	Shares Purchased	Shares Sold	Shares Held at December 31, 2011	Value at December 31, 2011	Dividend Income January 1, 2011 - December 31, 2011	Distributions and Net Realized Gain (Loss) January 1, 2011 - December 31, 2011
Sterling Capital Equity Income Fund, Institutional Class	35,249	—	10,414	24,835	$367,808	$7,069	$9,430
Sterling Capital Equity Index Fund, Institutional Class	8,757	97	2,247	6,607	55,632	822	(3,674)
Sterling Capital International Fund, Institutional Class	116,664	25,921	17,275	125,310	538,833	6,591	8,381
Sterling Capital Mid Value Fund, Institutional Class	60,431	224	21,669	38,986	502,918	4,629	31,415
Sterling Capital Select Equity Fund, Institutional Class	115,999	—	25,279	90,720	1,007,900	14,468	(61,967)
Sterling Capital Small Value Fund, Institutional Class	16,167	1,147	6,186	11,128	122,965	—	19,385
Sterling Capital Special Opportunities Fund, Institutional Class	18,042	252	4,382	13,912	234,133	—	8,773
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	155,712	27,374,575	27,453,486	76,801	76,801	11	—

Total Affiliates	527,021	27,402,216	27,540,938	388,299	$2,906,990	$33,590	$11,743

5.	Related Party Transactions:

Under the terms of the investment advisory agreement Sterling Capital is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital waived investment advisory fees and reimbursed certain expenses for the Funds referenced below which are not subject to recoupment and are included on the Statements of Operations as “Less expenses waived/reimbursed by the Investment Advisor.” Information regarding these transactions is as follows for the fiscal year ended December 31, 2011:

	Contractual Fee Rate	Fee Rate after Voluntary Waivers
Sterling Capital Select Equity VIF	0.74%	0.50%	[1]
Sterling Capital Strategic Allocation Equity VIF	0.25%	0.16%	[1]
Sterling Capital Special Opportunities VIF	0.80%	0.80%
Sterling Capital Total Return Bond VIF	0.60%	0.50%	[1]

[1]

For a portion of the fiscal year ended December 31, 2011 Sterling Capital voluntarily reimbursed certain expenses of the Funds. Voluntary reimbursements of expenses are not subject to recoupment in subsequent fiscal periods, and may be discontinued at any time.

Pursuant to a sub-advisory agreement with Sterling Capital, Scott & Stringfellow LLC (Scott & Stringfellow), a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to Sterling Capital Special Opportunities VIF, subject to the general supervision of the Board and Sterling Capital. For its services, Scott & Stringfellow is entitled to a fee, payable by Sterling Capital.

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds except Sterling Capital Strategic Allocation Equity VIF pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds except Sterling Capital Strategic Allocation Equity VIF and the Sterling Capital

Sterling Capital Variable Insurance Funds

Notes to Financial Statements — (continued)

December 31, 2011

Funds, excluding the assets of Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, Sterling Capital Strategic Allocation Growth Fund, Sterling Capital Strategic Allocation Equity Fund, Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund, at a rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s salary. Expenses incurred for the Funds are reflected on the Statements of Operations as “Compliance service fees.”

For the fiscal year ended December 31, 2011, the Funds paid $2,172 in brokerage fees to Scott & Stringfellow, related to the execution of purchases and sales of the Funds’ portfolio investments.

The Trust has adopted a Variable Contract Owner Servicing Plan (the “Service Plan”) under which the Funds may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Funds. A servicing agent may periodically waive all or a portion of its servicing fees. For the fiscal year ended December 31, 2011 the Funds did not participate in any service plans.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $40,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Additionally, the Chairman of the Board and the Audit Committee Chairman each receive an annual retainer of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the rate of $1,000 for each meeting over which he or she presides as Chairman. The fees are allocated across the Funds and the Sterling Capital Funds based upon relative net assets.

6.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Funds, pursuant to a Credit Agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never a net rate of less than one percent (1%) per annum. During the fiscal year ended December 31, 2011 the following Fund utilized the line of credit:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed
Sterling Capital Special Opportunities VIF	1.25%	$20,750	4	$3	$38,000

7.	Federal Tax Information:

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Sterling Capital Variable Insurance Funds

Notes to Financial Statements — (continued)

December 31, 2011

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current year and prior three tax years), and has concluded that no provision for federal income tax is required. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2011, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Amount	Expires
Sterling Capital Select Equity VIF	$18,975,564	2016
Sterling Capital Select Equity VIF	3,263,903	2017
Sterling Capital Strategic Allocation Equity VIF	2,264,206	2016
Sterling Capital Strategic Allocation Equity VIF	1,989,928	2017
Sterling Capital Strategic Allocation Equity VIF	1,467,590	2018

Capital loss carryforwards utilized in the current year were $701,522 and $8,036 for Sterling Capital Select Equity VIF and Sterling Capital Strategic Allocation Equity VIF, respectively.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to several tax rules impacting Regulated Investment Companies (“RICs”). The provisions of the Act were effective for Funds’ taxable year ending December 31, 2011. The Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) to be carried forward indefinitely. However, the Act requires any future capital gains to be first offset by post-enactment capital losses before using capital losses incurred in taxable years beginning prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards incurred in taxable years beginning prior to the effective date of the Act have an increased likelihood to expire unused. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law. The Funds had no post-enactment capital loss carryforwards.

Sterling Capital Variable Insurance Funds

Notes to Financial Statements — (continued)

December 31, 2011

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2011, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Distributions Paid*
Sterling Capital Select Equity VIF	$264,006	$—	$264,006
Sterling Capital Strategic Allocation Equity VIF	50,968	—	50,968
Sterling Capital Special Opportunities VIF	44,822	1,418,779	1,463,601
Sterling Capital Total Return Bond VIF	1,031,540	360,653	1,392,193

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2010, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Distributions Paid*
Sterling Capital Select Equity VIF	$349,287	$—	$349,287
Sterling Capital Strategic Allocation Equity VIF	117,201	—	117,201
Sterling Capital Special Opportunities VIF	23,790	—	23,790
Sterling Capital Total Return Bond VIF	819,377	35,714	855,091

*	Total Distributions Paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

At December 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings(Deficit)
Sterling Capital Select Equity VIF	$—	$—	$—	$(22,239,467)	$2,078,510	$(20,160,957)
Sterling Capital Strategic Allocation Equity VIF	2,924	—	2,924	(5,721,724)	(50,547)	(5,769,347)
Sterling Capital Special Opportunities VIF	—	1,420,684	1,420,684	—	3,997,897	5,418,581
Sterling Capital Total Return Bond VIF	439,366	496,612	935,978	—	488,965	1,424,943

*

The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales and timing of income recognition related to investments in hybrid securities and partnerships, and the deferral of market discount and premium until point of sale.

At December 31, 2011, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

	Tax Cost	Tax Gross Unrealized Appreciation	Tax Gross Unrealized Depreciation	Net Tax Gross Unrealized Appreciation (Depreciation)
Sterling Capital Select Equity VIF	$19,062,249	$2,805,159	$(726,649)	$2,078,510
Sterling Capital Strategic Allocation Equity VIF	5,602,455	506,803	(557,350)	(50,547)
Sterling Capital Special Opportunities VIF	31,882,288	5,844,148	(1,846,251)	3,997,897
Sterling Capital Total Return Bond VIF	19,134,402	691,635	(202,670)	488,965

8.	Subsequent Events:

Management has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted no events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Sterling Capital Variable Insurance Funds:

We have audited the accompanying statements of assets and liabilities of the Sterling Capital Select Equity VIF (formerly BB&T Select Equity VIF), Sterling Capital Strategic Allocation Equity VIF, (formerly BB&T Capital Manager Equity VIF), Sterling Capital Special Opportunities VIF (formerly BB&T Special Opportunities Equity VIF) and Sterling Capital Total Return Bond VIF (formerly BB&T Total Return Bond VIF) (collectively, the “Funds”), four of the funds constituting Sterling Capital Variable Insurance Funds (formerly BB&T Variable Insurance Funds), including the schedules of portfolio investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, transfer agent of the underlying funds and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Sterling Capital Variable Insurance Funds as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 24, 2012

Sterling Capital Variable Insurance Funds

December 31, 2011

Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended December 31, 2011, each Fund is reporting the following items with regard to distributions paid during the year.

For the fiscal year ended December 31, 2011, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions paid during the year from the following Funds are reported as:

	Long-Term Capital Gain	Qualified Dividend Income %	(for corporate shareholders) Dividends Received Deduction %
Sterling Capital Select Equity VIF	$—	100.00%	100.00%
Sterling Capital Strategic Allocation Equity VIF	—	100.00%	78.27%
Sterling Capital Special Opportunities VIF	1,418,779	100.00%	100.00%
Sterling Capital Total Return Bond VIF	360,653	0.00%	0.00%

For the fiscal year ended December 31, 2011, the following Funds reported the following percentage of investment company taxable income, or if different the maximum allowable by tax law, as being derived from U.S. Treasury securities:

U.S. Government Income
Sterling Capital Strategic Allocation Equity VIF	0.01%
Sterling Capital Total Return Bond VIF	1.81%

Sterling Capital Variable Insurance Funds

Other Information

December 31, 2011 (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the Commission within 60 days of the end of the quarter to which it relates, and is available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees, at a meeting held on August 25-26, 2011, formally considered the continuance of the Trust’s investment advisory agreement with Sterling Capital Management LLC (“Sterling Capital”), which serves as investment adviser to all of Sterling Capital Variable Insurance Funds (the “Funds”). At that same meeting, the Board of Trustees considered the continuance of sub-advisory agreement of Sterling Capital with Scott & Stringfellow, LLC (“Scott & Stringfellow”), with respect to the Sterling Capital Special Opportunities VIF. All of the above referenced agreements are collectively referred to herein as the “Advisory Agreements” and are performed by the “Advisers.”

The Trustees reviewed extensive material in connection with their consideration of the Advisory Agreements, including data from an independent provider of mutual fund data (as assembled by the Trust’s administrator), which included comparisons with industry averages for comparable funds for advisory fees, 12b-1 fees, and total fund expenses. The data reflected Sterling Capital fee waivers in place, as well as Sterling Capital’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided memoranda detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by Sterling Capital, which included a fund-by-fund analysis of investment processes and performance, and by Scott & Stringfellow. The Board also received fund-by-fund profitability information from Sterling Capital and Scott & Stringfellow. The Independent Trustees deliberated outside the presence of management and the Advisers.

In their deliberations regarding the Advisory Agreements, each Trustee attributed different weights to various factors involved in an analysis of the Advisory Agreements, and in each case no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each applicable Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Advisers — The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser’s senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Advisers to provide high quality service to the Funds, and the Trustees’ overall confidence in each Adviser’s integrity.

The Trustees received information concerning the investment philosophy and investment processes applied or to be applied by the Advisers in managing the Funds as well as each Adviser’s Form ADV. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of Scott & Stringfellow, which engages in affiliated brokerage for portfolio trades for the Special Opportunities VIF, which it sub-advises. The Trustees evaluated the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of its officers and employees). Based on their review, the Trustees concluded that, with respect to the nature, extent and quality of services to be provided by the Advisers, the nature and extent of responsibilities was consistent with mutual fund industry norms, and that the quality of the services provided was satisfactory.

Investment Performance — The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s benchmark and peer group. In the Trustees’ review of performance, long- and short-term performance were considered. In conducting their review, the Trustees particularly focused on Funds where performance compared unfavorably with peers. The Trustees noted that the performance of the Select Equity VIF continued to be a source of concern for the Board. Although the Trustees concluded that Sterling Capital had taken appropriate steps to address the Fund’s continued underperformance, the Trustees determined to increase oversight of the Fund during the upcoming year, including enhanced reporting from Sterling Capital.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was satisfactory or better or that, in cases where performance issues were encountered, Sterling Capital was appropriately addressing the situation.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates — The Trustees considered peer group comparable information with respect to the advisory fees charged by Sterling Capital to each of the Funds, taking into consideration both contractual and actual (i.e., after fee waivers) fee levels. The Trustees concluded that the investment advisory fees paid by the Funds fell within an acceptable range as compared to peer groups, and were fair and reasonable, particularly in light of the fee waivers that are in place.

As part of their review, the Trustees considered benefits to Sterling Capital aside from investment advisory fees. The Trustees reviewed administration fees received by Sterling Capital and considered the fallout benefits to Sterling Capital such as the research services available to Sterling Capital by reason of brokerage commissions generated by the Funds’ turnover. The Trustees also considered benefits to Sterling Capital’s affiliates, including brokerage commissions received by Scott & Stringfellow for executing trades on behalf of the Special Opportunities VIF. With respect to Scott & Stringfellow, the Trustees noted that brokerage commissions were paid at a standard commission rate, which was consistent with that used by Sterling Capital with respect to all equity funds of the Trust and that such brokerage arrangements were considered by Scott & Stringfellow to be advantageous.

The Trustees also considered information from Sterling Capital regarding fees for separate accounts managed by Sterling Capital with investment objectives and strategies similar to those of comparable Funds. The Trustees noted that a representative of Sterling Capital explained that management of the Funds was a much more intensive process than management of separate accounts, including daily fluctuations in the size of the Funds and the need to comply with extensive and complex restrictions set by applicable regulation or established in controlling disclosure documents, and therefore the Trustees concluded that the differences between the services that Sterling Capital provides to the Funds and those it provides to separate accounts substantially limit the probative value of comparisons to those other clients.

The Trustees also considered the reasonableness of the advisory fees in the context of the profitability of the Advisers. In determining whether all other investment advisory and sub-advisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by Sterling Capital and Scott & Stringfellow with respect to investment advisory services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided or expected to be provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. Based on their review, the Trustees concluded that the profitability of the Advisers as a result of their relationships with the Funds was acceptable.

Based on the foregoing, the Trustees concluded that the investment advisory fees under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided to each Fund.

Economies of Scale — The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Funds’ assets. The Trustees found that Sterling Capital had generally reduced the total expense ratios for the Funds through fee waivers. The Trustees found that the asset levels of the Funds were not currently so large as to warrant formal contractual breakpoints, and found that the fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders of the Funds at this time.

Sterling Capital Variable Insurance Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street, Fifth floor, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	29	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 08/00 — Present	From September 2010 to present, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	29	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From June 2010 to present independent consultant; from July 1998 to June 2010, President of Peace College	29	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	29	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Coyest Bancshares, Inc.	29	None

Sterling Capital Variable Insurance Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEE

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Alexander W. McAlister** Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	President, Sterling Capital Management LLC	29	Director, Sterling Capital Management LLC

*	The Sterling Capital Fund Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds.

**

Mr. McAlister is treated by the Fund as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is the president of Sterling Capital Management LLC, the Funds’ advisor.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

E.G. Purcell, III Birthdate: 01/55	President	Indefinite, President 11/08 — Present; Secretary, 11/08 — 08/10; Vice President, 11/00 — 11/08	From 1995 to present, Executive Director, Sterling Capital Management LLC and its predecessors

James T. Gillespie Birthdate: 11/66	Treasurer	Indefinite, 06/10 — Present	From June 2010 to present, Director, Sterling Capital Management LLC and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JPMorgan Chase & Co.; from February 2005 to August 2008, Senior Vice President and Manager of Mutual Fund Administration, Sterling Capital Management LLC and its predecessors

Todd M. Miller Birthdate: 09/71	Vice President and Secretary	Indefinite, Vice President, 08/05 — Present; Secretary, 08/10 — Present	From June 2009 to present, Director, Sterling Capital Management LLC and its predecessors; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, manager, BISYS Fund Services

Sterling Capital Variable Insurance Funds

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 04/07 — Present	From July 2004 to present, Chief Compliance Officer and Executive Director, Sterling Capital Management LLC and its predecessors

Andrew J. McNally Birthdate: 12/70	Assistant Treasurer	Indefinite, Assistant Treasurer, 06/10 — Present; Treasurer, 04/07 — 06/10	From January 2007 to present Vice President and Senior Director, and from July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing (US) Inc.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the “code of ethics” that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $68,000 in 2011 and $77,700 in 2010.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2011 and $0 in 2010.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $11,200 in 2011 and $14,000 in 2010. Fees for both 2011 and 2010 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2011 and $0 in 2010.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $94,590 in 2011 and $54,000 in 2010.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sterling Capital Variable Insurance Funds

By (Signature and Title)	/s/ E.G. Purcell III
E.G. Purcell III, President
(principal executive officer)

Date 2/23/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ E.G. Purcell III
E.G. Purcell III, President (principal executive officer)

Date 2/23/12

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, Treasurer (principal financial officer)

Date 2/23/12